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                                                                    Exhibit 10.3

                       FIRST AMENDMENT TO ESCROW AGREEMENT


         This First Amendment to Escrow Agreement (the "First Amendment") is entered into to be effective as of May 29, 1998 by and among MARKETING PROJECTS, INC., a California corporation ("Seller"), FLORAFAX INTERNATIONAL, INC., a Delaware corporation ("Buyer"), and FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association (the "Escrow Agent").

                                    RECITALS

                  A. Seller, Buyer and Escrow Agent entered into that certain Escrow Agreement dated May 29, 1998 (the "Escrow Agreement").

                  B. The Escrow Agreement contains a mistake in Section 5(i) relating to release of the Escrow Amount (as defined therein).

                  C. Seller and Buyer wish to correct said mistake, and Escrow Agent has agreed to execute this First Amendment, to evidence the correction of said mistake.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants hereinafter set forth, the parties agree as follows:

         1. RECITALS. The parties acknowledge and agree that the recitals set forth above are true and correct.

         2. DELIVERY OF THE ESCROW AMOUNT. Sections 5(i) and (ii) of the Escrow Agreement is hereby deleted in its entirety and the following provision substituted therefor:

                           "(i) it receives a written notice from Buyer on or
                  before June 30, 1998, which notice specifies that Buyer has elected to cancel the transaction in accordance with the provisions of Section 7 of the Asset Purchase Agreement, in which event Escrow Agent shall disburse to Buyer Three Million Seven Hundred Thousand Dollars ($3,700,000.00) plus any and all accrued interest thereon, less the unpaid payments, that would otherwise have been earned by Seller if not for termination of payments as described in Section 8 of the Asset Purchase Agreement, from May 1, 1998 through June 30, 1998 (i.e., deducted from said payments are any amounts previously paid to Seller for payments after the effective date of the Asset Purchase Agreement). The balance of the Escrow Amount, after the distribution to Buyer contemplated by







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                  the immediately preceding sentence, shall be delivered to
                  Seller by Escrow Agent.

                  (ii) it does not receive a written notice of cancellation from Buyer on or before June 30, 1998, in which event Escrow Agent shall disburse to Seller Three Million Seven Hundred Thousand Dollars ($3,700,000.00) less the payments previously paid to Seller after the effective date of the Asset Purchase Agreement. Escrow Agent shall disburse to Buyer the remaining portion of the Escrow Amount, excluding any and all interest accrued on the Escrow Amount."

         3. Except as set forth in this First Amendment, the Escrow Agreement remains in full force and effect.

         In witness whereof, the parties hereto have executed the First Amendment to be effective as of the date and year first above written.

WITNESS:                                      MARKETING PROJECTS, INC.,
                                              A CALIFORNIA CORPORATION


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                                              By:
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                                              Its:
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WITNESS:                                      FLORAFAX INTERNATIONAL, INC.
                                              A DELAWARE CORPORATION


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                                              By:
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                                              Its:
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WITNESS:                                      FIRST UNION NATIONAL BANK
                                              OF FLORIDA, A NATIONAL BANKING
                                              ASSOCIATION


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                                              By:
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                                              Its:
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